UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2021

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street	Jasper,	Indiana	47546-2256
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code  (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.05 per share	KBAL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On September 21, 2021, Kimball International, Inc. (the "Company") entered into a Second Amendment to Credit Agreement among the Company, the lender parties thereto, JP Morgan Chase Bank, National Association, as administrative agent ("Administrative Agent"), and the guarantors named therein (the "Credit Agreement"). The Credit Agreement amends the Amended and Restated Credit Agreement, dated as of October 24, 2019, by and among the Company, the lender parties thereto, the Administrative Agent, and the guarantors named thereon (the "Base Agreement"). The Credit Agreement provides, among other items, for amendments to the Base Agreement (a) to facilitate a transition to a base interest rate index other than the London Interbank Offered Rate ("LIBOR"), and (b) to define the provisions by which an overpayment or erroneous payment may be requested and returned to the Company through the Administrative Agent. The Credit Agreement retains a maturity date of October 24, 2024.
The foregoing description of the Credit Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Current Report on Form 8-K related to the Credit Agreement is incorporated by reference in this Item 2.03.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
10.1
Second Amendment to Amended and Restated Credit Agreement, dated as of September 21, 2021, among Kimball International, Inc., the lender parties thereto, JPMorgan Chase Bank, National Association, as administrative agent, and the guarantors named therein

104	Cover Page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Mark W. Johnson
MARK W. JOHNSON Chief Legal and Governance Officer and Corporate Secretary
Date: September 24, 2021

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